EXHIBIT 99.1
A10 Networks Reports 14.9% Organic Growth for Q2 2022,
Driven by Growth in Proprietary Security-Led Solutions

Demand for security solutions drives 20.7% product revenue growth and 57.4% improvement in net income, enabling growth investments and the return of $7.2 million to shareholders via buybacks and dividend

Company reiterates full-year guidance

SAN JOSE, Calif., August 2, 2022 -- A10 Networks (NYSE: ATEN), a leading provider of cybersecurity and infrastructure solutions, today announced financial results for its second quarter and six-month period ended June 30, 2022.

Second Quarter 2022 Financial Summary
• Revenue of $68.0 million, up 14.9% year-over-year.
• Revenue growth led by a 33.7% increase in the Americas year-over-year.
• GAAP gross margin of 80.2%; non-GAAP gross margin of 80.6% as a result of better product mix and continued successful navigation of short-term input cost pressures.
• GAAP net income of $10.4 million, or $0.13 per diluted share, compared with GAAP net income of $6.6 million, or $0.08 per diluted share in the second quarter of 2021.
• Non-GAAP net income of $13.4 million, or $0.17 per diluted share, compared with non-GAAP net income of $10.5 million, or $0.13 per diluted share in the second quarter of 2021.
• Adjusted EBITDA of $18.0 million, representing 26.4% of revenue, in line with stated business model goals.
• Returned $7.2 million to shareholders through the repurchase of approximately 248,000 shares during the quarter for a total of $3.4 million and the issuance of $3.8 million in cash dividends.
• The Board of Directors declared a quarterly cash dividend of $0.05 per share, payable on September 1, 2022 to stockholders of record at the close of business on August 15, 2022.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“Continued strong demand for our proprietary, security-led solutions, combined with sustained business execution, resulted in 14.9% top-line growth and overall performance that exceeded our ‘Rule of 40’ target,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “The increasing threat of cyberattacks, exacerbated by geopolitical events in Europe, Asia and elsewhere, make our security and infrastructure solutions a growing priority even as certain non-security investments are reprioritized due to macroeconomic concerns. We are capturing market share through better technology that helps our customers to achieve their business goals and we continue to invest in strategic growth opportunities. Simultaneously, our proven business model, including gross profit margins exceeding 80% and Adjusted EBITDA margins of 26% enable us to deliver consistent shareholder returns through share repurchases and a quarterly cash dividend.”

“We have been able to successfully navigate supply chain challenges and input cost pressures, as evidenced by our stable gross margins, and we expect these challenges will persist for some time,” continued Trivedi. “We reiterate our full year targets around top line growth of 10 – 12% and expanding EBITDA in the range of 26 – 28% of revenue. Our targeted, strategic investments in technology are enabling us to capture market share, while our diversity of revenue and cybersecurity solutions serve as catalysts for durable growth, even amidst macroeconomic conditions.”

Conference Call
Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, August 2, 2022, to discuss these results. Interested parties may access the conference call by dialing (844) 200-6205 (toll-free) or (929) 526-1599 and entering passcode 598873.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for at least 90 days. A telephonic replay of the conference call will be available two hours after the conclusion of the live call and will run for seven days and may be accessed by dialing (866) 813-9403 (toll-free) or (929) 458-6194 and entering the passcode 107391.

Forward-Looking Statements
This press release contains “forward-looking statements,” including statements regarding our anticipated future financial results, quarterly dividend payments, drivers of growth, demand, supply chain challenges, positioning, growth and EBITDA expectations. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include the impact of the COVID-19 pandemic on our business and the business of our customers; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation, changes demanded by our customers in the deployment and payment model for our products; continued growth in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on March 8, 2022. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables and Exhibit 99.2 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on the date of this release contain certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share, non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses, and Adjusted EBITDA. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition and (iii) global distribution center transition expense. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax, and (ii) global distribution center transition expense. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition and (iii) global distribution center transition expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) amortization expense related to acquisition and (iii) global distribution center transition expense. We define Adjusted EBITDA as our GAAP net income excluding (i) interest expense (if any), (ii) interest income and other (income) expense, net, (iii) depreciation and amortization expense, (iv) benefit from (provision for) income taxes, (v) stock-based compensation and related payroll tax and (vi) global distribution center transition expense.

We have included our non-GAAP net income, non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP operating expenses and Adjusted EBITDA in this press release. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks
A10 Networks (NYSE: ATEN) provides secure application services and solutions for on-premises, multi-cloud and edge-cloud environments at hyperscale. Our mission is to enable service providers and enterprises to deliver business-critical applications that are secure, available and efficient for multi-cloud transformation and 5G readiness. We deliver better business outcomes that support investment protection, new business models and help future-proof infrastructures, empowering our customers to provide the most secure and available digital experience. Founded in 2004, A10 Networks is based in San Jose, Calif. and serves customers globally. For more information, visit https://www.a10networks.com/ and follow us @A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

Brian Becker
Chief Financial Officer
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue:
Products	$41,475	$34,363	$78,520	$64,903
Services	26,498	24,805	52,125	49,108
Total revenue	67,973	59,168	130,645	114,011
Cost of revenue:
Products	9,518	8,215	18,151	15,301
Services	3,967	5,415	8,173	10,828
Total cost of revenue	13,485	13,630	26,324	26,129
Gross profit	54,488	45,538	104,321	87,882
Operating expenses:
Sales and marketing	21,773	19,749	44,555	38,841
Research and development	14,235	13,491	27,122	27,472
General and administrative	5,337	5,082	11,499	10,329
Total operating expenses	41,345	38,322	83,176	76,642
Income from operations	13,143	7,216	21,145	11,240
Non-operating income (expense), net:
Interest income	184	96	304	241
Other income (expense), net	301	(208)	(332)	(1,536)
Total non-operating income (expense), net	485	(112)	(28)	(1,295)
Income before provision for income taxes	13,628	7,104	21,117	9,945
Provision for income taxes	3,212	488	4,352	672
Net income	$10,416	$6,616	$16,765	$9,273
Net income per share:
Basic	$0.14	$0.09	$0.22	$0.12
Diluted	$0.13	$0.08	$0.21	$0.12
Weighted-average shares used in computing net income per share:
Basic	75,893	76,774	76,343	76,745
Diluted	78,306	79,316	78,809	79,501

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP net income	$10,416	$6,616	$16,765	$9,273
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	2,944	2,612	6,625	7,232
Amortization expense related to acquisition	—	252	—	505
Global distribution center transition expense	—	1,036	—	2,947
Non-GAAP net income	$13,360	$10,516	$23,390	$19,957

GAAP net income per share:
Basic	$0.14	$0.09	$0.22	$0.12
Diluted	$0.13	$0.08	$0.21	$0.12
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	0.04	0.04	0.09	0.09
Amortization expense related to acquisition	—	0.00	—	0.01
Global distribution center transition expense	—	0.01	—	0.04
Non-GAAP net income per share:
Basic	$0.18	$0.14	$0.31	$0.26
Diluted	$0.17	$0.13	$0.30	$0.25
Weighted-average shares used in computing non-GAAP net income per share:
Basic	75,893	76,774	76,343	76,745
Diluted	78,306	79,316	78,809	79,501

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	June 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$84,242	$78,925
Marketable securities	82,551	106,117
Accounts receivable, net of allowances of $447 and $543, respectively	67,908	61,795
Inventory	21,926	22,462
Prepaid expenses and other current assets	15,038	14,720
Total current assets	271,665	284,019
Property and equipment, net	15,046	10,692
Goodwill	1,307	1,307
Deferred tax assets, net	65,557	65,773
Other non-current assets	30,990	31,294
Total assets	$384,565	$393,085
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,567	$6,852
Accrued liabilities	36,870	36,101
Deferred revenue	80,022	73,132
Total current liabilities	122,459	116,085
Deferred revenue, non-current	47,848	48,499
Other non-current liabilities	19,499	19,613
Total liabilities	189,806	184,197

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 85,626 and 84,717 shares issued and 75,962 and 77,423 shares outstanding, respectively	1	1
Treasury stock, at cost: 9,664 and 7,294 shares, respectively	(87,435)	(55,677)
Additional paid-in-capital	455,539	446,035
Dividends paid	(11,543)	(3,880)
Accumulated other comprehensive income	(1,206)	(229)
Accumulated deficit	(160,597)	(177,362)
Total stockholders' equity	194,759	208,888
Total liabilities and stockholders' equity	$384,565	$393,085

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net income	$16,765	$9,273
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,712	4,753
Stock-based compensation	6,313	6,891
Other non-cash items	113	531
Changes in operating assets and liabilities:
Accounts receivable	(5,580)	882
Inventory	(31)	1,499
Prepaid expenses and other assets	(2,163)	(1,200)
Accounts payable	(1,283)	821
Accrued liabilities	655	(11,642)
Deferred revenue	6,239	7,628
Net cash provided by operating activities	24,740	19,436
Cash flows from investing activities:
Proceeds from sales of marketable securities	4,550	2,865
Proceeds from maturities of marketable securities	39,148	48,586
Purchases of marketable securities	(21,649)	(76,141)
Purchases of property and equipment	(5,021)	(2,443)
Net cash provided by (used in) investing activities	17,028	(27,133)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	2,970	3,578
Repurchase of common stock	(31,758)	(11,213)
Payments for dividends	(7,663)	—
Net cash used in financing activities	(36,451)	(7,635)
Net increase (decrease) in cash and cash equivalents	5,317	(15,332)
Cash and cash equivalents—beginning of period	78,925	83,281
Cash and cash equivalents—end of period	$84,242	$67,949

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$567	$146
Purchases of property and equipment included in accounts payable	$1	$11

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP gross profit	$54,488	$45,538	$104,321	$87,882
GAAP gross margin	80.2%	77.0%	79.9%	77.1%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	331	303	759	944
Global distribution center transition expense	—	252	—	525
Non-GAAP gross profit	$54,819	$46,093	$105,080	$89,351
Non-GAAP gross margin	80.6%	77.9%	80.4%	78.4%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP total operating expenses	$41,345	$38,322	$83,176	$76,642

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(2,613)	(2,309)	(5,866)	(6,288)
Amortization expense related to acquisition	—	(252)	—	(505)
Global distribution center transition expense	—	(784)	—	(2,422)
Non-GAAP total operating expenses	$38,732	$34,977	$77,310	$67,427

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP income from operations	$13,143	$7,216	$21,145	$11,240
GAAP operating margin	19.3%	12.2%	16.2%	9.9%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	2,944	2,612	6,625	7,232
Amortization expense related to acquisition	—	252	—	505
Global distribution center transition expense	—	1,036	—	2,947
Non-GAAP operating income	$16,087	$11,116	$27,770	$21,924
Non-GAAP operating margin	23.7%	18.8%	21.3%	19.2%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
GAAP net income	$10,416	$6,616	$16,765	$9,273
Exclude: Interest and other (income) expense, net	(485)	112	28	1,295
Exclude: Depreciation and amortization expense	1,868	2,340	3,712	4,753
Exclude: Provision for income taxes	3,212	488	4,352	672
EBITDA	15,011	9,556	24,857	15,993
Exclude: Stock-based compensation and related payroll tax	2,944	2,612	6,625	7,232
Exclude: Global distribution center transition expense	—	1,036	—	2,947
Adjusted EBITDA	$17,955	$13,204	$31,482	$26,172